Exhibit 99.3


                               GUARANTY AGREEMENT
                                    (OC-PIN)

            This Guaranty Agreement (as the same may be amended, modified, or supplemented from time to time, the "GUARANTY") is made as of March 3, 2005, by ORANGE COUNTY PHYSICIANS INVESTMENT NETWORK, LLC, a Nevada limited liability company ("GUARANTOR"), in favor of MEDICAL PROVIDER FINANCIAL CORPORATION, a Nevada corporation ("LENDER"), with reference to the following facts:

                                    RECITALS:

      A. This Guaranty is made in connection with a certain Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") by and among Lender and the Borrowers and certain other "Credit Parties" (as defined therein). Initially capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

      B. AHM CGH, Inc., a California corporation, HEALTH RESOURCES CORPORATION OF AMERICA- CALIFORNIA, a Delaware corporation, UWMC HOSPITAL CORPORATION, a California corporation, and SHL/O CORP., a Delaware corporation (collectively, "SELLER") are in the business of delivering acute care services to the public through the acute care hospital facilities identified in this Guaranty, and incident thereto, are also in the businesses of owning and operating certain medical office buildings ("MOB'S") and other healthcare businesses related thereto (the "BUSINESSES").

      C. Pursuant to a certain Asset Sale Agreement dated as of September 29, 2004 ("ASSET SALE AGREEMENT"), IHHI is acquiring from Seller (a) the fee interest in certain real property, hospital facilities, MOB's and Businesses in three (3) separate locations in Orange County, California, and (b) the tenant's interest in certain leases of real property, hospital facility and an MOB also located in Orange County, California ("LEASED HOSPITAL FACILITY") (each a "HOSPITAL FACILITY" and together the "HOSPITAL FACILITIES"), and the business assets related to the same. To enable IHHI to make these acquisitions, Borrowers are borrowing the sum of Fifty Million Dollars ($50,000,000) from Lender (the "ACQUISITION LOAN").

      D. Immediately following IHHI's acquisition of the Hospital Facilities, IHHI will transfer three (3) of the Hospital Facilities to Pacific Coast Holdings Investment, LLC, a California limited liability company ("PCHI"). Immediately after the transfer to PCHI, IHHI will transfer its ownership interest in PCHI to (a) West Coast Holdings, LLC, a California limited liability company ("WEST COAST") a fifty-one percent (51%) membership interest, and (b) Ganesha Realty, LLC, a California limited liability company ("GANESHA") a forty-nine percent (49%) interest. Then, PCHI will lease the three (3) Hospital Facilities back to IHHI pursuant to a Triple Net Hospital and Medical Office Building Lease dated March 3, 2005 (the "TRIPLE NET LEASE"). Then, IHHI will (i) sublease each of the three Hospital Facilities to three (3) of its subsidiaries (WMC-SA, WMC-A and Coastal), each of which is identified above as a Borrower, and (ii) sub-sublease the Leased Hospital Facility to another of its subsidiaries (Chapman), which is also identified above as a Borrower.


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

      E. Borrowers have also requested that Lender extend a non-revolving Line of Credit facility to Borrowers of up to Thirty Million Dollars ($30,000,000) in the aggregate for the purpose of providing (a) working capital financing for Borrowers, (b) funds for other general corporate purposes of Borrowers, and (c) funds for other purposes permitted hereunder (the "LINE OF CREDIT LOAN").

      F. For the purposes set forth above, Lender is willing to make the Acquisition Loan and the Line of Credit Loan and other extensions of credit to or for the benefit of Borrowers of up to such amount upon the terms and conditions set forth herein.

      G. Among other conditions for making the Acquisition Loan and the Line of Credit Loan (collectively, the "LOAN"), Lender has required, among other conditions, that the Guarantor guaranty the payment of the Loan and pledge its assets as additional security for the payment and performance of the Obligations, including the Loan, under the Credit Agreement.

      H. Guarantor will derive substantial direct and indirect economic benefits from the Loan.

      I. The parties intend that these Recitals are made a part of this Guaranty.

      NOW, THEREFORE, for and in consideration of the foregoing and of any financial accommodations or extensions of credit (including, without limitation, any loan or advance by renewal, refinancing or extension of the agreements described hereinabove or otherwise) heretofore, now or hereafter made to or for the benefit of any Borrower pursuant to the Credit Agreement or any other agreement, instrument or document executed pursuant to or in connection therewith, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Borrower and the Lender hereby agree as follows:

                                    AGREEMENT

            NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Guaranty, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lender and Guarantor agree as follows:

      1.    Definitions; Certain Matters of Construction.

            Unless otherwise set forth herein, (a) initially capitalized terms or matters of construction defined or established in the Credit Agreement shall be applied herein as defined or established therein, (b) any reference to a "Section" shall refer to the relevant section of this Guaranty, and (c) the following terms shall have, unless otherwise provided elsewhere in this Guaranty, the meanings set forth below:

            "EQUITY INTEREST" means all shares of capital stock, options and warrants to purchase equity securities or other forms of equity, membership interests, general or limited partnership interests or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act).


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

            "GUARANTY OBLIGATIONS" shall mean (a) the Obligations under the Credit Agreement, including the Loan and (b) all indebtedness, liabilities, and obligations of Guarantor to Lender whether now existing or hereafter arising under this Guaranty.

            "GUARANTY TERMINATION DATE" shall mean the date on which Borrower shall have no further right to receive any financial accommodations under the Credit Agreement and all Obligations under the Credit Agreement and the Guaranty Obligations shall have been completely satisfied.

            "OBLIGATIONS" has the meaning assigned to it in the Credit
Agreement.

            "SOLVENT" shall mean, with respect to Guarantor on a particular date, that on such date (a) the fair value of the property of Guarantor is greater than the total amount of its liabilities, including contingent liabilities; (b) the present fair salable value of the assets of Guarantor is not less than the amount that will be required to pay the probable liability of Guarantor on its debts as they become absolute and matured; (c) Guarantor does not intend to, and does not reasonably believe that it will, incur debts or liabilities beyond its ability to pay as such debts and liabilities mature; and
(d) Guarantor is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which its property would constitute an unreasonably small capital. The amount of contingent liabilities (such as litigation, guarantees and pension plan liabilities) at any time shall be computed as the amount that, in light of all the facts and circumstances existing at the time, represents the amount that can be reasonably be expected to become an actual or matured liability.

2. Guaranty.

            2.1 Guaranty of the Obligations.

                  (a) In consideration of the Loan, all other financial accommodations to or for the benefit of Borrower and Guarantor, and for other valuable consideration, the receipt and sufficiency of which Guarantor hereby acknowledges, Guarantor hereby unconditionally, irrevocably and absolutely guarantees to Lender, and its respective successors, endorsees, transferees, and assigns, the prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of the Loan, together with all other Obligations, whether now or hereafter existing, and whether for principal, interest, fees, expenses, or otherwise, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereafter existing or due or to become due (including in all cases all such amounts which would become due but for the operation of the provisions of Title 11 of the United States Code or any other similar statutes).

                  (b) This Guaranty constitutes a guaranty of payment and performance when due and not of collection, and Guarantor specifically agrees that it shall not be necessary or required that Lender, or any of its successors, endorsees, transferees, or assigns assert any claim or demand or enforce any remedy whatsoever against any Borrower, any Credit Party, or any other Person, or with respect to any collateral (provided by any Borrower or any Credit Party) (collectively, "COLLATERAL"), before or as a condition to the obligations of Guarantor under this Guaranty.


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

            2.2 Absolute Guaranty. The Guaranty Obligations shall remain in full force and effect without regard to, and shall not be impaired or affected by, or be deemed to be satisfied by, and Guarantor shall not be exonerated, discharged or released by, any of the following events:

                  (a) Lender's exercise or enforcement of, or failure or delay in exercising or enforcing, legal proceedings to collect the Loan or the Guaranty Obligations or any power, right, or remedy with respect to any of the Loan, the Guaranty Obligations, or the Collateral, including without limitation:
(i) any action or inaction of Lender to perfect, protect, or enforce any lien upon any Collateral; or (ii) any change in the time, manner, or place of payment of, or in any other term of, any or all of the Loan or the Guaranty Obligations, or any other amendment to, or waiver of, the Credit Agreement, any other Loan Document, or any other agreement or instrument governing or evidencing the Loan or any of the Guaranty Obligations;

                  (b) insolvency, bankruptcy, reorganization, arrangement, adjustment, composition, assignment for the benefit of creditors, appointment of a receiver or trustee for all or any part of Borrower's or Guarantor's assets or of the assets of any other guarantor of the Obligations, liquidation, winding-up, or dissolution of Borrower or Guarantor, or any other guarantor of the Obligations;

                  (c) any limitation, discharge, cessation, or partial satisfaction of the Loan, the Guaranty Obligations, or the obligations of any other guarantor of the Obligations, or any invalidity, voidability, unenforceability, in whole or in part, of the Credit Agreement, this Guaranty, any other Loan Document, or any other document evidencing the Loan or Guaranty Obligations;

                  (d) any merger, acquisition, consolidation or change in structure of Borrower or Guarantor or any other guarantor of the Obligations; or any sale, lease, transfer, or other disposition of any or all of the assets or Equity Interests of any Borrowers or Guarantor or any other guarantor of the Obligations, including, without limitation, any transfer by Borrower of all or any part of any Collateral, or termination of Borrower's existence for any reason;

                  (e) any assignment or other transfer, in whole or in part, of Lender's interest in or rights in or under the Credit Agreement, or any other Loan Document, including, without limitation, this Guaranty, or with respect to the Loan, the Guaranty Obligations, or the Collateral;

                  (f) any claim, defense, counterclaim, or setoff that Borrower or Guarantor or any other guarantor of the Obligations may have or assert, including, without limitation, any defense of incapacity, disability, or lack of corporate, organizational or other authority to execute any document relating to the Loan, the Guaranty Obligations, the Collateral, or any other Guaranty, other than (i) upon the occurrence of the Guaranty Termination Date, the defense of prior performance, or (ii) any defense based on any applicable provision of the Uniform Commercial Code requiring that Collateral be disposed of in a commercially reasonable manner;


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

                  (g) any cancellation, renunciation or surrender of any pledge, guaranty, or any debt instrument evidencing the Loan or the Guaranty Obligations;

                  (h) the vote, claim, distribution, election, acceptance, action, or inaction of Lender in any bankruptcy or reorganization case related to the Loan, the Guaranty Obligations, or the Collateral; or

                  (i) any other action or circumstances that might otherwise constitute a defense available to, or a legal or equitable discharge of, any surety, guarantor or Guarantor;

it being agreed that the Guaranty Obligations shall not be discharged until the Guaranty Termination Date.

            2.3 Demand by Lender. In addition to the terms set forth herein, and in no manner imposing any limitation on such terms, if any of the Obligations under the Credit Agreement are declared to be or otherwise becomes immediately due and payable, then Guarantor, upon demand in writing therefor by Lender, shall immediately pay the Guaranty Obligations to Lender. Payment by Guarantor shall be made to Lender to be credited and applied to the Obligations, in immediately available funds in lawful money of the United States of America to an account designated by Lender or at the address set forth below the signature of Lender hereto or at any other address that may be specified in writing from time to time by Lender as provided herein. Any payment received by Lender with respect to the Loan or other Obligations shall reduce the Guaranty Obligations by the amount of such payment.

            2.4 Guarantor Waivers. In addition to any other waivers contained herein, Guarantor waives, agrees and acknowledges as follows and waives any defense based upon or arising from the following:

                  (a) The Guaranty Obligations are the immediate, direct, primary and absolute liabilities of Guarantor, and are independent of, and not co-extensive with, the Loan, the other Obligations or the obligations of any other guarantor of the Obligations. Guarantor expressly waives any right it may have now or in the future to direct or affect the manner or timing of Lender's enforcement of its rights or remedies. Guarantor expressly waives any right it may have now or in the future to require Lender to, and Lender shall not have any liability to, pursue or enforce first against any Borrower, any of the properties or assets of any Borrower, the Collateral or any other security, guaranty or pledge that may now or hereafter be held by Lender for the Loan or for the Guaranty Obligations, or to apply such security, guaranty, or pledge to the Loan or to the Guaranty Obligations. Guarantor shall remain liable for the Guaranty Obligations, notwithstanding any judgment Lender may obtain against any Borrower or Guarantor, any other guarantor of the Obligations, or any other person or entity, or any modification, extension or renewal with respect thereto. Lender shall not be under any liability to marshal any assets in favor of Guarantor or in payment of any or all of the Loan or the Guaranty Obligations.


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

                  (b) Guarantor has entered into this Guaranty based solely upon its independent knowledge of each Borrower's financial condition, and Guarantor assumes full responsibility for obtaining any further information with respect to Borrowers or the conduct of its business. Guarantor represents that it is now, and during the terms of this Guaranty will be, responsible for ascertaining the financial condition of Borrowers. Guarantor hereby waives any duty on the part of Lender to disclose to Guarantor, and agrees that it is not relying upon or expecting Lender to disclose to it, any fact known or hereafter known by Lender relating to the operation or condition of any Borrower or its business or relating to the existence, liability, or financial condition of any other guarantor of the Obligations. Guarantor knowingly accepts the full range of risk encompassed in a contract of continuing guaranty, which risk includes the possibility that Borrowers may incur further indebtedness after a Borrower's financial condition or its ability to pay debts as they mature has deteriorated.

                  (c) Except as specifically provided in this Guaranty or applicable law, Guarantor waives, to the fullest extent permitted by applicable law: (i) notice of the acceptance by Lender of this Guaranty, (ii) notice of the existence, creation, payment, nonpayment, performance or nonperformance of all or any of the Guaranty Obligations, (iii) presentment, demand and protest and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all of the Loan Documents, notes, commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by Lender on which Guarantor may be liable in any way, and hereby ratifies and confirms whatever Lender may do in this regard; (iv) all rights to notice and a hearing prior to Lender's taking possession or control of, or to Lender's replevy, attachment or levy upon, the Collateral or any bond or security which might be required by any court prior to allowing Lender to exercise any of its remedies; (v) all rights to receive notices from Lender with respect to, or otherwise sent to, Guarantor or any other guarantor of the Obligations, (vi) the benefit of all valuation, appraisal, stay, extension, redemption and exemption laws, (vii) the benefit of any law purporting to reduce Guarantor's obligation in proportion to the principal obligation hereby guarantied, (viii) the benefit of any law purporting to exonerate Guarantor's obligation upon performance or an offer of performance of the principal obligation, (ix) notice of any extension, modification, renewal, or amendment of any of the terms of the Credit Agreement or any other Loan Document relating to the Loan or the Guaranty Obligations; (x) notice of the occurrence of any Default or Event of Default with respect to the Loan, the Guaranty Obligations, the Collateral or otherwise; and (xi) notice of any exercise or non-exercise by Lender of any right, power, or remedy with respect to the Loan, the Guaranty Obligations or the Collateral.

                  (d) If Lender, under applicable law, may proceed to realize its benefits under any Loan Document providing for a lien upon any Collateral, whether owned by a Borrower or by any other person or entity, either by judicial foreclosure or by nonjudicial sale or enforcement, Lender, at its sole option, may determine which of its remedies or rights it may pursue without affecting any of its rights and remedies under this Guaranty.

                  (e) Guarantor represents that the Loan and Guaranty Obligations are and shall be incurred by Borrowers for business and commercial purposes only. Any claim of Lender against Guarantor arising out of this Guaranty arises out of the conduct by Guarantor of its trade, business, or profession. Guarantor undertakes all the risks encompassed in the Credit Agreement and the other Loan Documents as they may be now or are hereafter agreed upon by Lender and Borrowers. Prior to the Guaranty Termination Date, Lender, in such manner and upon such terms and at such time as it deems best, and with or without notice to Guarantor, may release, add, subordinate or substitute security for the Loan or other Obligations.


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

                  (f) A separate action or actions may be brought and prosecuted against Guarantor whether or not an action is brought against any one or more Borrowers, or whether any one or more Borrowers is joined in any such action or actions.

            2.5   Waivers Under Statutes. Guarantor makes the following waivers:

            GUARANTOR WAIVES ALL RIGHTS AND DEFENSES THAT GUARANTOR MAY HAVE BECAUSE THE OBLIGATIONS ARE SECURED BY REAL PROPERTY. THIS MEANS, AMONG OTHER
THINGS: (1) LENDER MAY COLLECT FROM GUARANTOR WITHOUT FIRST FORECLOSING ON ANY REAL OR PERSONAL PROPERTY COLLATERAL; (2) IF LENDER FORECLOSES ON ANY REAL PROPERTY COLLATERAL: (A) THE AMOUNT OF THE DEBT MAY BE REDUCED ONLY BY THE PRICE FOR WHICH THAT COLLATERAL IS SOLD AT THE FORECLOSURE SALE, EVEN IF THE COLLATERAL IS WORTH MORE THAN THE SALE PRICE; AND (B) LENDER MAY COLLECT FROM GUARANTOR EVEN IF LENDER, BY FORECLOSING ON THE REAL PROPERTY COLLATERAL, HAS DESTROYED ANY RIGHT GUARANTOR MAY HAVE TO COLLECT FROM BORROWER. THIS IS AN UNCONDITIONAL AND IRREVOCABLE WAIVER OF ANY RIGHTS AND DEFENSES GUARANTOR MAY HAVE BECAUSE EACH BORROWER'S DEBT IS SECURED BY REAL PROPERTY. THESE RIGHTS AND DEFENSES INCLUDE, BUT ARE NOT LIMITED TO, ANY RIGHTS OR DEFENSES BASED UPON
SECTION 580a, 580b, 580d or 762 OF THE CALIFORNIA CODE OF CIVIL PROCEDURE
("CCP").

            IN ADDITION, GUARANTOR WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY LENDER, EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR A GUARANTEED OBLIGATION, HAS DESTROYED GUARANTOR'S RIGHTS BY THE OPERATION OF SECTION 580d OF THE CCP OR OTHERWISE.

            2.6   Additional Waivers.

                  (a) Guarantor waives any and all rights of subrogation, reimbursement, indemnification, and contribution and any other rights and defenses that are or may become available to Guarantor by reason of California Civil Code Sections 2787 to 2855, inclusive, Sections 2899 and 3433, or other statutory or decisional law. This means, among other things, that:

                        (i) Guarantor waives and will be unable to raise any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal;

                        (ii) Guarantor waives and will be unable to raise any defense based upon any statute or rule of law which provides that a creditor may be required to pursue the principal obligor or the security for the principal obligation before seeking enforcement against a guarantor or security pledged by the guarantor;


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

                        (iii) Guarantor waives and will be unable to raise any defense based upon any statute or rule of law which provides that a guarantor's obligations may be limited or exonerated by reason of the creditor's alteration of the principal obligation or of another guaranty, or by reason of the impairment or suspension of the creditor's rights or remedies against the principal, another guarantor, or any security given for the principal obligation or given for other guaranties;

                        (iv) Guarantor waives and will be unable to claim any right to participate in, or the benefit of, any security given for the principal obligation now or hereafter held by Lender; and

                        (v) Guarantor waives and will be unable to claim any right of subrogation and any right to enforce any remedy which Lender may have against any one or more of the Borrowers.

                  (b) Guarantor waives any defense based upon any lack of authority of the officers, directors, partners, members, managers, or agents acting or purporting to act on behalf of a Borrower or any principal of a Borrower or any legal disability or defect in the formation of a Borrower.

                  (c) Guarantor waives any defense based upon the application by any Borrower of the proceeds of the Loan for purposes other than the purposes represented by such Borrower to Lender or intended or understood by Lender or Guarantor.

                  (d) Guarantor waives the benefit of any statute of limitations affecting the liability of Guarantor hereunder or the enforcement hereof, and Guarantor further agrees that any act or event which tolls any statute of limitations applicable to the obligations of any Borrower shall similarly operate to toll the statute of limitations applicable to Guarantor's liability hereunder.

                  (e) Guarantor waives any defense to the enforcement of the Guaranty Obligations by Lender against Guarantor by virtue of the fact that Guarantor has also executed and delivered to Lender a certain Environmental Indemnity Agreement dated as of the date hereof pursuant to which Guarantor indemnifies Lender against certain liabilities based on certain environmental laws relating to the property sold by IHHI to Guarantor as described in the Recitals to this Agreement.

                  (f) Guarantor further waive any and all defenses which are comparable to the waivers set forth in this Guaranty which would otherwise be available to Guarantor under Nevada law (whether based on a statute or decisional law) and any other defenses available to guarantors under Nevada law, whether based on a statute or decisional law.


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

            2.7 Benefits of Guaranty. The provisions of this Guaranty are for the benefit of Lender and its successors, transferees, endorsees, and assigns, and nothing herein shall impair the Loan or other Obligations, as between Borrowers, Guarantor and Lender. No such transfer, endorsement, or assignment shall increase or diminish any of the Guaranty Obligations hereunder. This Guaranty binds Guarantor, and Guarantor may not assign, transfer or endorse this Guaranty. In the event all or any part of the Loan or other Obligations are transferred, endorsed or assigned by Lender to any Person or Persons, any reference to "Lender" herein shall be deemed to refer equally to such Person or Persons.

            2.8   Continuing Guaranty. (a) This is a continuing guaranty,
(b) this Guaranty shall remain in full force and effect until the Guaranty Termination Date, and (c) the Guaranty Obligations hereunder shall extend to each and every extension or renewal, if any, of the Credit Agreement, regardless of whether the Loan or other Obligations, in successive transactions, may be paid, repaid, advanced or renewed from time to time.

            2.9 Subordination. Any and all present and future debts and obligations of any Borrower to Guarantor are hereby fully and absolutely subordinated to the right and time of payment in full of the Obligations to Lender under the Credit Agreement and the other Loan Documents. Any Lien, now existing or hereafter arising, on or in any of the assets of any Borrower in favor of Guarantor, whether created by contract, assignment, subrogation, reimbursement, indemnity, operation of law, principles of equity or otherwise is hereby subordinated in priority to the liens and security interests of Lender, now existing or hereafter arising. The subordination provisions of this Section
2.9 shall be effective regardless of whether demand has been made by Lender and shall remain in effect until the Guaranty Termination Date.

      3. Representations and Warranties. To induce Lender to provide the consideration to Borrowers and Guarantor described above, Guarantor hereby makes the following representations and warranties, and each and all of which survive the execution and delivery of this Guaranty:

            3.1 Organization. Guarantor is duly formed and validly existing under the laws of the state of its organization and has full power and authority to enter into and perform its obligations under this Guaranty. Guarantor's jurisdiction of organization and exact legal name are as set forth in the first paragraph of this Guaranty.

            3.2 Due Authorization. The execution, delivery and performance by Guarantor of this Guaranty have been duly authorized by all necessary action of Guarantor.

            3.3 Binding Obligation. This Guaranty constitutes the legal, valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with its terms.

            3.4 No Conflicts. The execution, delivery, and performance by Guarantor of this Guaranty does not contravene any law, organizational documents of Guarantor or any contractual restriction binding on or affecting Guarantor, and does not result in or require the creation of any Lien upon or with respect to any of its properties.

            3.5 Consents. No authorization or approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by Guarantor of this Guaranty.


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

            3.6 Articles of Organization and Operating Agreement. Guarantor has furnished to Lender a true and correct copy of the Articles of Organization and the Operating Agreement and all amendments thereto, and the Operating Agreement constitutes the valid, binding and enforceable obligation of all parties thereto, sets froth the entire agreement of the parties thereto with respect to the subject matter thereof, has not been further amended or modified, and remains in full force and effect.

            3.7 Address and Location of Records. The address of Guarantor's principal place of business and chief executive office (or residence, if Guarantor is an individual) is accurately set forth on the signature page to this Guaranty.

            3.8 Solvency. Guarantor is now, and will be upon the consummation of the transactions contemplated by this Guaranty and the other Loan Documents, Solvent.

            3.9 No Setoff, Defense, or Counterclaim. As of the date of this Guaranty, the Guaranty Obligations are not subject to any setoff or defense of any kind against Lender or any Borrower, and Guarantor specifically waives its right to assert any such defense or right of setoff. The Guaranty Obligations shall not be subject to any counterclaims, setoffs, or defenses against Lender or any Borrower that may arise in the future, except for (a) any defense of prior performance or payment, or (b) any defense based on any applicable provision of the Uniform Commercial Code requiring that Collateral be disposed of in a commercially reasonable manner, which any Borrower, Guarantor, or other guarantor of the Obligations may have or assert.

      4. Covenants. Guarantor covenants and agrees that until the Guaranty Termination Date, Guarantor shall give prompt written notice to Lender (in any event not later than 10 days prior to any change described below) of (a) any change in the location of Guarantor's principal place of business, (b) any change in the location of books and records pertaining to its business, (c) any change in its jurisdiction of organization, (d) any change in its name, identity, or structure in any manner which might make any financing statement filed hereunder incorrect or misleading.

      5. Further Assurances. Guarantor agrees that, at its expense, upon the written request of Lender, it will promptly execute and deliver to Lender any additional instruments or documents reasonably considered necessary by Lender to cause this Guaranty to be, become, or remain valid and effective in accordance with its terms. Guarantor will provide Lender in writing such financial and other information with respect to its assets and liabilities as Lender shall request, in form reasonably satisfactory to Lender.

      6. Reinstatement. This Guaranty shall remain in full force and effect and continue to be effective, as the case may be, if at any time payment or performance of the Loan or the Guaranty Obligations, or any part thereof, pursuant to applicable law, is avoided, rescinded, or reduced in amount, or must otherwise be restored or returned by Lender, or any other obligee of the Loan or the Guaranty Obligations, whether as a "voidable preference," "fraudulent conveyance" or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is avoided, rescinded, reduced, restored or returned, the Loan or the Guaranty Obligations, as the case may be, shall be reinstated and deemed reduced only by such amount paid and not so avoided, rescinded, reduced, restored or returned.

      7. Defaults and Remedies. Upon the occurrence and during the continuance of an Event of Default under the Credit Agreement, Lender may declare any or all of the Guaranty Obligations, immediately and without demand, notice or legal process of any kind, to be, and such Guaranty Obligations shall immediately become, due and payable, and then, or at any subsequent time, Lender may exercise any or all of its rights and remedies under this Guaranty, the Credit Agreement, and any other Loan Documents, including the exercise of any rights and remedies of Lender as a secured party against the Collateral, and under applicable law, and in addition may make demand upon Guarantor for the payment of the Guaranty Obligations; provided, that upon the occurrence of an Event of Default specified in Sections 8.1(a) and (b) of the Credit Agreement, the Guaranty Obligations shall become immediately due and payable without declaration, notice or demand by Lender. All Guaranty Obligations shall bear interest at the Default Rate from and after the date an Event of Default occurs under the Credit Agreement.

      8. Application of Payments. Any payment made by Guarantor under this Guaranty shall be applied by Lender first, to the satisfaction of the indemnification liabilities pursuant to Section 9 and then, as set forth in the Credit Agreement.

      9. Indemnification. Guarantor shall indemnify and hold Lender, and its respective officers, directors, employees, agents and representatives harmless from and against any liabilities, claims and damages, including, without limitation, reasonable costs, attorneys' fees, disbursements and other expenses incurred or arising by reason of the taking or the failure to take action by Lender, in good faith, in respect of any transaction effected under this Guaranty, including, without limitation, any action to enforce payment of the Guaranty Obligations. The liabilities of Guarantor under this Section 9 shall survive the termination of this Guaranty.

      10. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other parties, or whenever any of the parties desires to give or serve upon any other parties any communication with respect to this Guaranty, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the United States Mail registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon confirmation of transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this
Section 10), (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated below such party's signature to this Guaranty or to such other address (or facsimile number) as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice.


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

      11. Entire Agreement. This Guaranty, together with the other Loan Documents constitutes the entire agreement, and supersedes all prior and contemporaneous oral and written communications and agreements, between the parties with respect to the subject matter hereof.

      12. Limitation of Liability. Neither Lender nor any of its officers, directors, employees, agents, or counsel, shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own respective gross negligence or willful misconduct.

      13. Advice of Counsel. Guarantor represents and warrants that he has either obtained the advice of counsel or has had the opportunity to obtain such advice in connection with the terms and provisions of this Guaranty.

      14. Amendments. No amendment or waiver of any provisions of this Guaranty, or consent to any departure by Guarantor therefrom, shall be effective in any event unless the same shall be in writing and signed by Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      15. Consent to Loan Documents. Guarantor hereby acknowledges it has received copies of, and consents to, the Credit Agreement and all of the Loan Documents.

      16. No Waiver. No failure on the part of Lender or Lender to exercise, and no delay in exercising, any right under any Loan Document shall operate as a waiver thereof; and no single or partial exercise of any right under any Loan Document shall preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

      17. Binding Effect. This Guaranty shall be binding upon and inure to respective benefits of Lender and Guarantor and their respective successors and assigns, except that Guarantor shall not have the right to assign its rights hereunder or any interest herein without Lender's prior written consent.

      18. Severability. In the event that any one or more of the provisions contained in any of the Loan Documents shall be determined to be invalid, illegal, or unenforceable in any respect for any reason, the validity, legality, and enforceability of any such provision or provisions in every other respect, and the remaining provisions of such Loan Document, shall not be in any way impaired.

      19. Governing Law. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THE LOAN DOCUMENTS AND THE OBLIGATIONS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEVADA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. GUARANTOR AND LENDER HEREBY CONSENT AND AGREE THAT THE STATE OR FEDERAL COURTS LOCATED IN THE STATE OF NEVADA, CLARK COUNTY, CITY OF LAS VEGAS, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN GUARANTOR AND LENDER PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT LENDER AND GUARANTOR ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF CLARK COUNTY, NEVADA; PROVIDED FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER. GUARANTOR AND LENDER EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND GUARANTOR AND LENDER HEREBY WAIVE ANY OBJECTION THAT SUCH GUARANTOR OR LENDER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENT TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. GUARANTOR AND LENDER HEREBY WAIVE PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO GUARANTOR OR TO LENDER AT THE ADDRESS SET FORTH BELOW AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF GUARANTOR'S OR LENDER'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID.

      20. Waiver of Trial By Jury. Guarantor and Lender each hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Guaranty, any other Loan Document, or any of the transactions contemplated thereby.

      21. Suretyship Waivers. The suretyship waivers contained in the Credit Agreement shall be applicable to this Agreement and to all other Loan Documents and be deemed to be remade by Guarantor.

      22. Counterparts. This Guaranty may be executed in any number of identical counterparts, which shall constitute an original and collectively and separately constitute a single instrument or agreement.

            IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty as of the date first above written.

ORANGE COUNTY PHYSICIANS INVESTMENT NETWORK, LLC a Nevada limited liability company


By:
   ---------------------------            ------------------------------

   ---------------------------            ------------------------------
         [Printed Name]
   ---------------------------            ------------------------------
            [Title] Address


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